Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on August 3, 2025, by and among Verb Technology Company, Inc., a Nevada corporation (the “Issuer”), VERB Subsidiary 1, Corp., a Nevada corporation and a direct and wholly owned subsidiary of the Issuer (the “Issuer Subsidiary”), VERB Subsidiary 2, Corp., a Nevada corporation and a direct wholly owned subsidiary of the Issuer Subsidiary (the “PS 1”), VERB Subsidiary 3, Corp., a Nevada corporation and a direct wholly owned subsidiary of the PS 1 (the “OpCo”), and the undersigned investors (collectively, the “Subscribers” and each a “Subscriber”).

This Subscription Agreement may be executed by an investment manager on behalf of one or more managed funds or accounts set forth on a schedule hereto, each of which severally and not jointly shall be a Subscriber hereunder.

WHEREAS, in connection with the Transaction (as defined below), on the terms and subject to the conditions set forth in this Subscription Agreement, Subscriber desires to subscribe for and purchase in cash from the OpCo (i) the number of shares of the Issuer’s common stock, par value $0.0001 per share (the “Common Stock”), set forth on the Subscriber’s signature page hereto (the “Acquired Shares”) for a purchase price of $9.51 per share (the “Share Purchase Price”) and/or (ii) the number of pre-funded warrants to purchase Common Stock (the “Warrant Shares”) substantially in the form attached hereto as Exhibit B (the “Pre-Funded Warrants” and, together with the Acquired Shares, the “Acquired Securities”) set forth on the signature page hereto, if any, at a purchase price equal to the Share Purchase Price less $0.0001 per Pre-Funded Warrant, with an exercise price equal to $0.0001 per Warrant Share (the “Warrant Purchase Price” and, the aggregate purchase price set forth on the Subscriber’s signature page hereto for the Acquired Securities, the “Purchase Price”), and the OpCo desires to issue and sell to Subscriber the Acquired Securities in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the OpCo at or prior to the Closing Date (as defined herein);

WHEREAS, immediately prior to the effectiveness of this Subscription Agreement, the Issuer and the OpCo will enter into a certain Contribution Agreement, pursuant to which, (i) immediately prior to the Closing, the Issuer shall be obligated to contribute to the OpCo the aggregate number of Acquired Shares, and (ii) immediately prior to the issuance of the Warrant Shares pursuant to any exercise of the Pre-Funded Warrants, the Issuer shall be obligated to contribute to the OpCo such Warrant Shares;

WHEREAS, the OpCo intends to use the net proceeds of the sale of Acquired Securities to purchase TON and for general corporate purposes; and

WHEREAS, in connection with the Transaction, Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, in its capacity as placement agent (the “Placement Agent”) for the offer and sale of the Acquired Securities (the “Transaction”) may identify and solicit certain other “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or “accredited investors” (as such term is defined in Rule 501 under the Securities Act, and each such “qualified institutional buyer” or “accredited investor,” an “Other Subscriber”), each of which shall have entered into subscription agreements with the Issuer and the OpCo substantially similar to this Subscription Agreement contemporaneously herewith (the “Other Subscription Agreements”), pursuant to which such Other Subscribers have agreed to subscribe for and purchase, and the OpCo has agreed to issue and sell to such Other Subscribers (and the Issuer has agreed to contribute to the OpCo immediately prior thereto, as applicable), on the Closing Date, shares of Common Stock and/or Pre-Funded Warrants at the Share Purchase Price and/or the Warrant Purchase Price (the “Other Subscriptions”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Subscription. Subject to the terms and conditions hereof, Subscriber hereby agrees to subscribe for and purchase, and the OpCo hereby agree to sell to Subscriber (and the Issuer has agreed to issue and contribute to OpCo immediately prior thereto, as applicable), upon the payment of the Purchase Price, the Acquired Securities (such subscription and issuance, the “Subscription”).

2. Closing.

a. Subject to the satisfaction or waiver of the conditions set forth in Sections 2.d and 2.e (other than those conditions that by their nature are to be satisfied at Closing, but without affecting the requirement that such conditions be satisfied or waived at Closing), the closing of the Subscription contemplated hereby (the “Closing”) shall occur substantially concurrently with the closing of the Other Subscriptions (such date, the “Closing Date”).

b. On or prior to 4:00 p.m. New York City time on August 6, 2025 (the “Escrow Payment Deadline”), each Subscriber will (i) pay its total Purchase Price by wire transfer of immediately available funds in accordance with wire instructions provided by the OpCo to the Subscribers. At the Closing, the OpCo shall deliver or cause to be delivered to the Subscriber (and the Issuer shall cause OpCo to cause to be delivered to Subscriber) a number of Acquired Securities, registered in the name of the Subscriber (or its nominee in accordance with such Subscriber’s delivery instructions), equal to the number of Acquired Securities indicated on the Subscriber’s signature page to this Subscription Agreement. The OpCo will deliver or cause to be delivered to Subscriber as promptly as practicable after the Closing, evidence from the Issuer’s transfer agent of the issuance to Subscriber of Subscriber’s Acquired Securities on and as of the Closing Date.

c. Subject to the satisfaction or waiver of the conditions set forth in Sections 2.c and 2.d (other than those conditions that by their nature are to be satisfied at Closing, but without affecting the requirement that such conditions be satisfied or waived at Closing):

(i) Subscriber shall deliver to the OpCo (A) no later than the Escrow Payment Deadline, the Purchase Price for the Acquired Securities by wire transfer of U.S. dollars in immediately available funds to the account specified by the OpCo and (B) no later than two (2) business days in advance of the Closing, any other information that is reasonably requested in the notice provided by Issuer or the OpCo (the “Closing Notice”) that is required in order to enable the Issuer to issue and contribute the Acquired Securities or the OpCo to deliver and sell the Acquired Securities, including, without limitation, the legal name of the person (or nominee) in whose name such Acquired Securities are to be delivered and a duly executed Internal Revenue Service Form W-9 or W-8, as applicable; and

(ii) On the Closing Date, the OpCo shall deliver or cause to be delivered (and the Issuer shall cause to be delivered) to Subscriber the Acquired Securities against and upon payment by Subscriber in book-entry form, free and clear of any Liens (as defined below) or other restrictions whatsoever (other than those arising under state or federal securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable. Each book entry for the Acquired Securities shall contain a legend in substantially the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

d. The Issuer’s and the OpCo’s obligation to effect the Closing shall be subject to the satisfaction on the Closing Date, or, to the extent permitted by applicable law, the waiver by the Issuer and the OpCo, of each of the following conditions:

(i) the Placement Agent, the Issuer, the OpCo shall each have received a completed copy of the “Eligibility Representations of Subscriber” questionnaire in substantially the form attached as Schedule A hereto no later than the Closing Date;

(ii) all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined herein), which representations and warranties shall be true and correct in all respects) at and as of the Closing Date;

(iii) Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing, except where the failure of such performance, satisfaction or compliance would not or would not be reasonably expected to prevent, materially delay or materially impair the ability of Subscriber to consummate the Closing; and

(iv) no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) that is then in effect and has the effect of making consummation of the Subscription illegal or otherwise preventing or prohibiting consummation of the Subscription, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such prevention or prohibition.

e. Subscriber’s obligation to effect the Closing shall be subject to the satisfaction on the Closing Date, or, to the extent permitted by applicable law, the written waiver by Subscriber, of each of the following conditions:

(i) no suspension of the listing on The Nasdaq Capital Market or another national securities exchange (collectively, the “Exchange”), of the Common Stock shall have occurred, and the Issuer shall have filed with The Nasdaq Stock Market LLC (“Nasdaq”) a Notification Form: Listing of Additional Shares for the listing of the Acquired Shares, and Nasdaq shall not have raised any objection to such notice or the transactions contemplated hereby;

(ii) all representations and warranties of the Issuer and the OpCo contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects or in all respects, as applicable as of such date);

(iii) the Issuer and the OpCo, as applicable, shall have performed, satisfied and complied (unless waived) in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(iv) no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) that is then in effect and has the effect of making consummation of the Subscription illegal or otherwise preventing or prohibiting consummation of the Subscription and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such prevention or prohibition;

(v) the OpCo shall have provided each Subscriber with the OpCo’s wire instructions, on OpCo letterhead and executed by the Chief Executive Officer or Chief Financial Officer of the OpCo;

(vi) if required, the OpCo shall have delivered a Pre-Funded Warrant registered in the name of such Subscriber to purchase up to a number of Warrant Shares included on the signature page hereto;

(vii) the Issuer shall have delivered to such Subscriber a certificate, in the form acceptable to such Subscriber, executed by an officer of the Issuer and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3.a as adopted by the Issuer’s board of directors (the “Board of Directors”) in a form reasonably acceptable to such Subscriber and (ii) the Charter Documents (as defined below), each as in effect at the Closing;

(viii) the Issuer shall have furnished to the Placement Agent a certificate, dated the Closing Date, of its Chief Executive Officer and its Chief Financial Officer stating in their respective capacities as officers of the Issuer on behalf of the Issuer and not in their individual capacities that (x) for the period from and including the date of this Subscription Agreement through and including the Closing Date, there has not occurred any Material Adverse Effect, (y) to their knowledge, after reasonable investigation, as of the Closing Date, the representations and warranties of the Issuer and the OpCo in this Subscription Agreement are true and correct and each of the Issuer and the OpCo has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and (z) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in SEC Documents (as defined below), any Material Adverse Effect in the financial position or results of operations of the Issuer, or any change or development that, singularly or in the aggregate, would reasonably be expected to involve a Material Adverse Effect, except as set forth in the SEC Documents. “knowledge” means the actual knowledge of the officers of the Issuer; and

(ix) no event or series of events that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect shall have occurred and be continuing on the Closing Date; and

f. Prior to or at the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

3. Issuer Representations and Warranties. Each of the Issuer and the OpCo, jointly and severally, represents and warrants as of the date hereof and the Closing Date, that:

a. Each of the Issuer and the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, with corporate power and authority to own, lease and operate its respective properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement. Neither the Issuer nor any subsidiary of the Issuer as set forth in the SEC Documents and shall, where applicable, also include any direct or indirect subsidiary of the Issuer formed or acquired after the date hereof ( a “Subsidiary”) is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, memorandum and articles of association, bylaws or other organizational or charter documents (the “Charter Documents”). Each of the Issuer and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document (as defined below), (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Issuer and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Issuer’s or the OpCo’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

b. As of the Closing Date, the Acquired Shares will have been duly authorized and, when issued and contributed to the OpCo and sold and delivered to Subscriber against full payment for the Acquired Shares in accordance with the terms of this Subscription Agreement, the Acquired Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s Charter Documents (as in effect at such time of issuance) or under the laws of the State of Nevada.

c. The Warrant Shares have been duly authorized and reserved for issuance and, upon issuance pursuant to the terms of the Pre-Funded Warrants against full payment therefor in accordance with the terms of the Pre-Funded Warrants, will be duly and validly issued, fully paid and non-assessable and will be issued free and clear of any Liens or other restrictions (other than those as provided in the Transaction Documents (as defined below) or restrictions on transfer under applicable state and federal securities laws), and the holder of the Warrant Shares shall be entitled to all rights accorded to a holder of Common Stock.

d. This Subscription Agreement, the Other Subscription Agreements, the Pre-Funded Warrants, and the Escrow Agent Agreement (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Issuer and the Subsidiaries party thereto and the Transaction Documents constitute the valid and legally binding obligation of the Issuer and such Subsidiaries, enforceable against the Issuer and such Subsidiaries in accordance with their respective terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

e. Assuming the accuracy of Subscriber’s representations and warranties in Section 4, the execution and delivery of the Transaction Documents by the Issuer and the Subsidiaries party thereto, and the performance by the Issuer and such Subsidiaries of their respective obligations under the Transaction Documents, including the issuance and sale of the Acquired Securities, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer or such Subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer or any such Subsidiary is a party or by which the Issuer or any such Subsidiary is bound or to which any of the property or assets of the Issuer or any such Subsidiary is subject, which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially affect the validity of the Acquired Securities or the legal authority of the Issuer or any such Subsidiary to comply in all material respects with the terms of this Subscription Agreement or any other Transaction Document; (ii) the Charter Documents; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any such Subsidiary or any of its respective properties that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially affect the validity of the Acquired Securities or the legal authority of the Issuer or any such Subsidiary to comply in all material respects with the terms of this Subscription Agreement or any other Transaction Document.

f. There are no securities or instruments issued by or to which the Issuer is a party containing anti-dilution, price reset or similar provisions that will be triggered by the issuance of (i) the Acquired Securities, or (ii) the Common Stock to be issued pursuant to any Other Subscription Agreement or Pre-Funded Warrants, in each case, that have not been or will not be validly and irrevocably waived on or prior to the Closing Date.

g. Assuming the accuracy of each Subscriber’s representations and warranties in Section 4, neither the Issuer nor any Subsidiary party to the Transaction Documents is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the Exchange) or other person in connection with the execution, delivery and performance by the Issuer or any such Subsidiary of this Subscription Agreement (including, without limitation, the issuance of the Acquired Securities and Warrant Shares), other than (i) the filing with the Securities and Exchange Commission (the “Commission”) of the Registration Statement (as defined below), (ii) the filings required in accordance with Section 8.m, (iii) notifications required by each Exchange, and (iv) the failure of which to obtain would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or have a material adverse effect on the Issuer’s or any such Subsidiary’s ability to consummate the transactions contemplated hereby or thereby, including the sale and issuance of the Acquired Securities.

h. As of the date hereof, the authorized capital stock of the Issuer consists of (i) 15,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”) and (ii) 400,000,000 shares of Common Stock. As of the date hereof, there are no shares of Preferred Stock issued and outstanding, there are 1,897,955 shares of Common Stock issued and outstanding, and there are 3,396 total warrants outstanding, with a weighted average exercise price of $1,600.00 and a 5-year exercise term. The Issuer has not issued any shares of Common Stock since its most recently filed or furnished report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than (i) any Acquired Shares issued pursuant to this Subscription Agreement, (ii) pursuant to the exercise of employee share options under the Issuer’s outstanding share option awards, (iii) the issuance of Common Stock or other equity securities to employees pursuant to the Issuer’s equity incentive plan, and (iv) pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recent Quarterly Report on Form 10-Q filed with the Commission. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Acquired Securities and described in the SEC Documents, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Issuer or any Subsidiary is or may become bound to issue additional Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Acquired Securities will not obligate the Issuer or any Subsidiary to issue Common Stock or other securities to any Person (other than the Subscribers). There are no outstanding securities or instruments of the Issuer or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Issuer or any Subsidiary. There are no outstanding securities or instruments of the Issuer or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Issuer or any Subsidiary is or may become bound to redeem a security of the Issuer or such Subsidiary. The Issuer does not have any outstanding share appreciation rights or “phantom stock” awards or agreements or any similar award or agreement. All of the outstanding shares of the Issuer are duly authorized, validly issued as fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any shareholder, the Board of Directors or others is required for the issuance and sale of the Acquired Securities. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Issuer’s shares of Common Stock to which the Issuer is a party or, to the knowledge of the Issuer and the OpCo, between or among any of the Issuer’s shareholders. “Common Stock Equivalents” means any securities of the Issuer or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preference share, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

i. The financial statements of the Issuer included in the SEC Documents (as defined below) comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing or as such financial statements have been amended or corrected in a subsequent filing. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Issuer and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since the date of the latest audited financial statements included within the SEC Documents or as otherwise disclosed in the SEC Documents, (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Issuer has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Issuer’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Issuer has not altered its method of accounting, (iv) the Issuer has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares and (v) the Issuer has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Issuer equity incentive plans. The Issuer does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Acquired Securities contemplated by this Subscription Agreement, the other transactions contemplated by the Transaction Documents, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Issuer or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Issuer under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) trading day prior to the date that this representation is made.

j. The Issuer has not received any written communication from a governmental entity that alleges that the Issuer or any of its Subsidiaries is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

k. The issued and outstanding shares of Common Stock are, and as of the Closing will be, registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on each Exchange. The Issuer has taken no action that is designed to terminate the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on the Exchange. Except as included in the SEC Documents, the Issuer has not received notice from any Exchange on which the Common Stock are or have been listed or quoted to the effect that the Issuer is not in compliance with the listing or maintenance requirements of such Exchange. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Issuer and the OpCo, threatened against the Issuer by the Exchange or the Commission with respect to any intention by such entity to deregister the Common Stock or prohibit or terminate the listing of the Common Stock on the Exchange. The Issuer is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock are currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Issuer is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

l. Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 4, no registration under the Securities Act is required for the issuance and contribution of the Acquired Securities by the Issuer to the OpCo or the offer and sale of the Acquired Securities by the OpCo to Subscriber or the Other Subscribers in the manner contemplated by this Subscription Agreement or the Other Subscription Agreements, as the case may be. The issuance, contribution, sale and delivery of the Acquired Securities hereunder does not contravene the rules and regulations of the Exchange.

m. Neither the Issuer, the OpCo nor any person acting on their respective behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Acquired Securities.

n. The Issuer is not, and immediately after receipt of payment for the Acquired Securities and the use of proceeds as contemplated hereby will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “ICA”).

o. Neither the Issuer nor the OpCo has entered into any subscription agreement, side letter or other agreement with any Other Subscriber or any other investor (except with respect to payment method and timing) in connection with such Other Subscriber’s or investor’s direct or indirect investment in the Issuer or the OpCo, other than (i) the Other Subscription Agreements, (ii) the Pre-Funded Warrants, and (iii) agreements or forms thereof that have been publicly filed as exhibits to the SEC Documents via the Commission’s EDGAR system, including filings made by the Issuer.

p. Each of the Issuer and the OpCo acknowledges and agrees that each of the Subscribers is acting solely in the capacity of an arm’s length purchaser with respect to this Subscription Agreement and the transactions contemplated hereby. Each of the Issuer and the OpCo further acknowledges that no Subscriber is acting as a financial advisor or fiduciary of the Issuer or the OpCo (or in any similar capacity) with respect to this Subscription Agreement and the transactions contemplated hereby and thereby and any advice given by any Subscriber or any of their respective representatives or agents in connection with this Subscription Agreement and the transactions contemplated hereby and thereby is merely incidental to the Subscriber’s purchase of the Acquired Securities. Each of the Issuer and the OpCo further represents to each Subscriber that each of the Issuer’s and the OpCo’s decision to enter into this Subscription Agreement and the Other Subscription Agreements has been based solely on the independent evaluation of the transactions contemplated hereby by the Issuer and the OpCo and their respective representatives.

q. Anything in this Subscription Agreement or elsewhere herein to the contrary notwithstanding, it is understood and acknowledged by the Issuer and the OpCo that: (i) none of the Subscribers has been asked by the Issuer or the OpCo to agree, nor has any Subscriber agreed, to desist from purchasing or selling, long and/or short, securities of the Issuer, or “derivative” securities based on securities issued by the Issuer or to hold the Acquired Securities for any specified term; (ii) past or future open market or other transactions by any Subscriber, specifically including, without limitation, “short sales” (as defined in Rule 200 of Regulation SHO under the Exchange Act) or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Issuer’s publicly-traded securities; (iii) any Subscriber, and counter-parties in “derivative” transactions to which any such Subscriber is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) each Subscriber shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. Each of the Issuer and the OpCo further understands and acknowledges that (y) one or more Subscribers may engage in hedging activities at various times during the period that the Acquired Securities are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing shareholders’ equity interests in the Issuer at and after the time that the hedging activities are being conducted. Each of the Issuer and the OpCo acknowledges that such aforementioned hedging activities do not constitute a breach of this Subscription Agreement or any of the Transaction Documents.

r. The Issuer has made available to Subscriber (including via the Commission’s EDGAR system) a copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document, if any, filed by the Issuer with the Commission since its initial registration of the Common Stock (the foregoing materials filed or furnished by the Issuer under the Securities Act and the Exchange Act, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Documents”), which SEC Documents, as of their respective filing dates, complied in all material respects with the requirements of the Securities Act and Exchange Act applicable to the SEC Documents and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. None of the SEC Documents filed under the Exchange Act (except to the extent that information contained in any SEC Document has been superseded by a later timely filed SEC Document) contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of any SEC Document that is a registration statement, or included, when filed, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of all other SEC Documents.

s. Except as disclosed in the SEC Documents or for such matters as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Issuer and the OpCo, threatened against or affecting the Issuer, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”). Except as disclosed in the SEC Documents, none of the Actions, if any, (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Acquired Securities or (ii) would, if resolved adversely to the Issuer, have or reasonably be expected to result in a Material Adverse Effect. Neither the Issuer nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Issuer and the OpCo, there is not pending or contemplated, any investigation by the Commission involving the Issuer or any current or former director or officer of the Issuer. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Issuer or any Subsidiary under the Exchange Act or the Securities Act.

t. Except for any placement fees payable to the Placement Agents, the Issuer and the OpCo have not paid, and are not obligated to pay, any brokerage, finder’s or other commission or similar fees in connection with the transactions contemplated by the Transaction Documents. The Subscribers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

u. None of the Issuer, any predecessor or affiliated issuer of the Issuer, any director, executive officer or other officer of the Issuer, the OpCo or, to the Issuer’s and the OpCo’s knowledge, any beneficial owner of twenty percent (20%) or more of the Issuer’s outstanding voting equity securities, calculated on the basis of voting power, or any promoter connected with the Issuer in any capacity (collectively, “Issuer Covered Persons”), is subject to any of the “bad actor” disqualifications within the meaning of Rule 506(d) under the Securities Act, except for a disqualification event covered by Rule 506(d)(2) or (d)(3).

v. The Issuer acknowledges that there have been no representations, warranties, covenants and agreements made to Issuer by or on behalf of the Subscriber, any of its respective affiliates or any of its or their control persons, officers, directors, employees, partners, agents or representatives, expressly or by implication, regarding the transactions contemplated by this Subscription Agreement other than those representations, warranties, covenants and agreements included in this Subscription Agreement (inclusive of the exhibits and schedules attached hereto).

w. The gross proceeds from the Acquired Securities contemplated by the Transaction will be utilized for purposes of acquiring TON (including costs associated with such acquisition), transaction costs, working capital and general corporate purposes.

x. No labor dispute exists or, to the knowledge of the Issuer and the OpCo, is threatened with respect to any of the employees of the Issuer, which would reasonably be expected to result in a Material Adverse Effect. None of the Issuer’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Issuer or such Subsidiary, and neither the Issuer nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Issuer and its Subsidiaries believe that their relationships with their employees are good. No executive officer of the Issuer or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Issuer or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Issuer and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

y. The Issuer and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Issuer nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

z. The Issuer and its Subsidiaries have good and marketable title to their respective owned properties and assets owned by them that is material to the business of the Issuer and the subsidiaries, in each case, free and clear of all Liens, except for Liens as do not materially affect the value of such property, taken as a whole, and do not interfere in any material respect with the use made or proposed to be made of such properties by the Issuer and its Subsidiaries, taken as a whole. Any real property and facilities held under lease by the Issuer and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Issuer and the Subsidiaries are in compliance, except where such non-compliance would not have or reasonably be expected to have a Material Adverse Effect. “Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

aa. The Issuer and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Documents and which the failure to so have would have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Issuer nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement, except where such expiration, termination or abandonment would not have or reasonably be expected to have a Material Adverse Effect. Neither the Issuer nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Documents or as otherwise disclosed in the SEC Documents, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have or reasonably be expected to not have a Material Adverse Effect. All such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Issuer and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

bb. The Issuer and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for companies of similar size as the Issuer in the businesses in which the Issuer and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. Neither the Issuer nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

cc. Except as disclosed in the SEC Documents, none of the officers or directors of the Issuer or any Subsidiary, and none of the employees of the Issuer or any Subsidiary is presently a party to any transaction with the Issuer or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, shareholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Issuer and (iii) other employee benefits, including equity incentives granted under any equity incentive plan of the Issuer.

dd. Except as set forth in the SEC Documents, the Issuer and the Subsidiaries are in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. Except as set forth in the SEC Documents, the Issuer and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Issuer and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Issuer and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Issuer in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.

ee. Except as set forth in SEC Documents and in connection with this Transaction, no Person has any right to cause the Issuer or any Subsidiary to effect the registration under the Securities Act of any securities of the Issuer or any Subsidiary.

ff. The Issuer and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Charter Documents or the laws of its jurisdiction of incorporation that is or could become applicable to the Subscribers as a result of the Subscribers and the Issuer and the OpCo fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Issuer’s issuance and contribution of the Acquired Securities, the OpCo’s sale and delivery of the Acquired Securities and the Subscribers’ ownership of the Acquired Securities.

gg. Assuming the accuracy of the Subscribers’ representations and warranties set forth in Section 4, neither the Issuer, the OpCo nor any of their respective affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Acquired Securities to be integrated with prior offerings by the Issuer or the OpCo for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Exchange on which any of the securities of the Issuer are listed or designated.

hh. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Issuer and its Subsidiaries each (i) has made or filed all federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provisions reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction.

ii. None of the Issuer, any Subsidiary or any agent or other person acting on behalf of the Issuer or any Subsidiary has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Issuer or any Subsidiary (or made by any person acting on its behalf of which the Issuer is aware) which is in violation of law, or (iv) violated in any material respect any provision of Foreign Corrupt Practices Act of 1977, as amended.

jj. The Issuer’s accounting firm is Grassi & Co., CPAs, P.C. (the “Accountant”). The Accountant (i) is a registered public accounting firm as required by the Exchange Act, (ii) is independent public accountants within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States), and (iii) shall express its opinion with respect to the financial statements to be included in the Issuer’s Annual Report on Form 10-K for the fiscal year ending December 31, 2025. Grassi & Co., CPAs, P.C., whose report was included on the consolidated financial statements of the Issuer for the fiscal year ended December 31, 2024, during the periods covered of its report, was independent public accountants within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States). There are no disagreements of any kind presently existing, or reasonably anticipated by the Issuer to arise, between the Issuer and the accountants formerly or presently employed by the Issuer, and the Issuer is current with respect to any fees owed to its accountants which could affect the Issuer’s ability to perform any of its obligations under any of the Transaction Documents. Each of the accountants formerly or presently employed by the Issuer is not, or was not, in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002, as amended, with respect to the Issuer.

kk. Neither the Issuer nor the OpCo has, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Issuer to facilitate the sale or resale of any of the Acquired Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Acquired Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Issuer, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agents in connection with the placement of the Acquired Securities.

ll. Each share option granted by the Issuer under the Issuer’s share option plan was granted (i) in accordance with the terms of the Issuer’s share option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such share option would be considered granted under GAAP and applicable law. No share option granted under the Issuer’s share option plan has been backdated. The Issuer has not knowingly granted, and there is no and has been no Issuer policy or practice to knowingly grant, share options prior to, or otherwise knowingly coordinate the grant of share options with, the release or other public announcement of material information regarding the Issuer or its Subsidiaries or their financial results or prospects.

mm. (i) There has been no security breach or other compromise of or relating to any of the Issuer’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) the Issuer and the Subsidiaries have not been notified of, any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data, except, with respect to either (x) or (y), those which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) the Issuer and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Issuer and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Issuer and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

nn. (i) The Issuer and the Subsidiaries are, and at all times since January 1, 2024, in material compliance with all applicable state, federal and foreign data privacy and security laws and regulations, including, without limitation, the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679) (collectively, “Privacy Laws”); (ii) the Issuer and the Subsidiaries have in place and have taken steps reasonably designed to ensure material compliance with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling and analysis of Personal Data (as defined below) (the “Policies”); (iii) the Issuer provides accurate notice of its applicable Policies to its customers, employees, third party vendors and representatives as required by the Privacy Laws; and (iv) applicable Policies provide accurate and sufficient notice of the Issuer’s then-current privacy practices relating to its subject matter, and do not contain any material omissions of the Issuer’s then-current privacy practices, as required by Privacy Laws. “Personal Data” means (i) a natural person’s name, street address, telephone number, email address, photograph, social security number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by GDPR; and (iv) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any identifiable data related to an identified person’s health or sexual orientation. (i) None of such disclosures made or contained in any of the Policies have been inaccurate, misleading, or incomplete in material violation of any Privacy Laws and (ii) the execution, delivery and performance of the Transaction Documents will not result in a breach of any Privacy Laws or Policies. Neither the Issuer nor the Subsidiaries (i) has received written notice of any actual or potential liability of the Issuer or the Subsidiaries under, or actual or potential violation by the Issuer or the Subsidiaries of, any of the Privacy Laws; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any regulatory request or demand pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement by or with any court or arbitrator or governmental or regulatory authority that imposed any obligation or liability under any Privacy Law.

oo. Neither the Issuer nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Issuer nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Issuer nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

pp. Neither the Issuer nor any Subsidiary or any director, officer, agent, employee, affiliate or representative of the Issuer or any of its Subsidiaries is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Issuer located, organized or resident in a country or territory that is the subject of Sanctions; and the Issuer will not directly or indirectly use any funds, or lend, contribute or otherwise make available such funds to any Subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

qq. The operations of the Issuer and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuer or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Issuer or any Subsidiary, threatened.

4. Subscriber Representations and Warranties. Each Subscriber, severally and not jointly, represents and warrants, as of the date hereof and the Closing Date, that:

a. Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with the requisite entity power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

b. This Subscription Agreement has been duly authorized, executed and delivered by Subscriber. This Subscription Agreement is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

c. The execution and delivery by Subscriber of this Subscription Agreement, and the performance by Subscriber of its obligations under this Subscription Agreement, including the purchase of the Acquired Securities and the consummation of the other transactions contemplated herein, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of Subscriber, taken as a whole (a “Subscriber Material Adverse Effect”), or materially affect the legal authority of Subscriber to comply in all material respects with the terms of this Subscription Agreement; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of Subscriber’s properties that would reasonably be expected to have a Subscriber Material Adverse Effect or materially affect the legal authority of Subscriber to comply in all material respects with this Subscription Agreement.

d. Subscriber (i) is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act or it is not a “U.S. Person” as defined in Rule 902 of Regulation S (“Regulation S”) under the Securities Act, in each case, satisfying the applicable requirements set forth on Schedule A and acknowledges that the sale contemplated hereby is being made in reliance on a private placement exemption to “Accredited Investors” within the meaning of Section 501(a) of Regulation D under the Securities Act and similar exemptions under state law or a non U.S. Person under Regulation S, and is an “institutional account” as defined in FINRA Rule 4512(c), (ii) is acquiring the Acquired Securities, and upon the exercise of the Pre-Funded Warrants, will acquire the Warrant Shares issuable upon exercise of the Pre-Funded Warrants, only for its own account and not for the account of others, or if Subscriber is subscribing for the Acquired Securities as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” or an “accredited investor” (each as defined above) and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account and (iii) is not acquiring the Acquired Securities, and upon the exercise of the Pre-Funded Warrants, will not acquire the Warrant Shares issuable upon exercise of the Pre-Funded Warrants, with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Subscriber has completed Schedule A following the signature page hereto and the information contained therein is accurate and complete. Subscriber is not an entity formed for the specific purpose of acquiring the Acquired Securities, and upon the exercise of the Pre-Funded Warrants, acquiring the Warrant Shares issuable upon exercise of the Pre-Funded Warrants, unless Subscriber is a newly formed entity in which all of the equity owners are accredited investors and is an “institutional account” as defined by FINRA Rule 4512(c). Accordingly, Subscriber is aware that this offering of the Acquired Securities meets the exemptions from filing under FINRA Rule 5123(b)(1)(A), (C) or (J).

e. Subscriber understands that the Acquired Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Acquired Securities and Warrant Shares underlying the Pre-Funded Warrants have not been registered under the Securities Act. Subscriber understands that the Acquired Securities and Warrant Shares may not be offered, resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a Subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144 (including Rule 144(i) thereunder) under the Securities Act; provided, that all of the applicable conditions thereof have been met, or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act (including, without limitation, a private resale pursuant to the so-called “Section 4(a)(7)”), and in each case, in accordance with any applicable securities laws of the states of the United States and other applicable jurisdictions, and that any certificates or book-entry records representing the Acquired Securities shall contain a legend to such effect. Subscriber acknowledges that the Acquired Securities will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Acquired Securities will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Acquired Securities and may be required to bear the financial risk of an investment in the Acquired Securities for an indefinite period of time. Subscriber acknowledges and agrees that the Acquired Securities will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 until at least six months from the Closing Date. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Acquired Securities.

f. Subscriber understands and agrees that Subscriber is purchasing the Acquired Securities directly from the Issuer’s wholly-owned subsidiary. Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to Subscriber by or on behalf of the Issuer, any of their respective affiliates or control persons, officers, directors, employees, partners, agents or representatives, expressly or by implication, regarding the transactions contemplated by this Subscription Agreement, other than those representations, warranties, covenants and agreements included in this Subscription Agreement.

g. Subscriber’s acquisition and holding of the Acquired Securities will not constitute or result in a non-exempt prohibited transaction under section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), section 4975 of the Code, or any applicable similar law.

h. In making its decision to subscribe for and purchase the Acquired Securities, Subscriber represents that it has relied solely upon its own independent investigation, the investor presentation provided to Subscriber and the Issuer’s and the OpCo’s representations, warranties and covenants set forth in this Subscription Agreement. Without limiting the generality of the foregoing, Subscriber has not relied on any statements, representations or warranties or other information provided by the Placement Agent or any of its affiliates, or any of their respective officers, directors, employees or representatives, concerning the Issuer or the Acquired Securities or the offer and sale of the Acquired Securities. Subscriber acknowledges and agrees that Subscriber has received and has had the opportunity to review such information as Subscriber deems necessary in order to make an investment decision with respect to the Acquired Securities and the Issuer, including the SEC Documents, the risk factors set forth therein, a summary of risks set forth in Exhibit A, and certain information provided in the Issuer’s data room (provided that no risk factor disclosure or information set forth in such data room shall be deemed to qualify any representation or warranty of the Issuer contained herein). Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Acquired Securities.

i. Subscriber became aware of this offering of the Acquired Securities solely by means of direct contact between Subscriber and the Issuer, the Placement Agent or a representative of the Issuer or the Placement Agent, and the Acquired Securities were offered to Subscriber solely by direct contact between Subscriber and the Issuer, the Placement Agent or a representative of the Issuer or the Placement Agent. Subscriber did not become aware of this offering of the Acquired Securities, nor were the Acquired Securities offered to Subscriber, by any other means. Subscriber acknowledges that each of the Issuer and the OpCo represents and warrants that the Acquired Securities (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

j. Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Securities. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Acquired Securities, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision. Accordingly, Subscriber is aware that the offering of the Acquired Securities meets the institutional account exemptions from FINRA Rule 2111(b).

k. Subscriber acknowledges and agrees that none of the Placement Agent, any affiliate of the Placement Agent or any officer, director, employee or representative of any of the Placement Agent or any affiliate thereof has provided Subscriber with any information or advice with respect to the Acquired Securities nor is such information or advice necessary or desired. Subscriber acknowledges that none of the Placement Agent, any affiliate of the Placement Agent or any of its officers, directors, employees or representatives (i) has made any representation as to the Issuer or the quality of the Acquired Securities, and the Placement Agent may have acquired non-public information with respect to the Issuer, which Subscriber agrees need not be provided to it, (ii) has made an independent investigation with respect to the Issuer or the Acquired Securities or the accuracy, completeness or adequacy of any information supplied to Subscriber by the Issuer, (iii) has acted as Subscriber’s financial advisor or fiduciary in connection with the issuance and purchase of the Acquired Securities or (iv) has prepared a disclosure or offering document in connection with the offer and sale of the Acquired Securities.

l. Subscriber represents and acknowledges that Subscriber, either alone or together with any professional advisor(s) has adequately analyzed and fully considered the risks of an investment in the Acquired Securities and determined that the Acquired Securities are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Issuer. Subscriber acknowledges specifically that a possibility of total loss exists; provided, that neither this representation nor any other representation or warranty made by the Subscriber herein shall in any way limit the Subscriber’s right to rely upon the Issuer’s representations, warranties and covenants contained herein.

m. Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Acquired Securities or made any findings or determination as to the fairness of an investment in the Acquired Securities.

n. The operations of the Subscriber have been conducted in material compliance with the rules and regulations administered or conducted by OFAC applicable to such Subscriber. Such Subscriber has performed due diligence necessary to reasonably determine that its beneficial owners are not named on the lists of denied parties or blocked persons administered by OFAC, resident in or organized under the laws of a country that is the subject of Sanctions, or otherwise the subject of Sanctions, except as permitted under Sanctions.

o. Subscriber is not currently (and at all times through the Closing or earlier termination of this Agreement will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) acting for the purpose of acquiring, holding, voting or disposing of equity securities of the Issuer (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than any “group” consisting solely of the Subscriber and one or more of its affiliates.

p. If Subscriber is or is acting on behalf of (i) an employee benefit plan that is subject to Title I of ERISA, (ii) a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code, (iii) an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement described in clauses (i) and (ii) (each, an “ERISA Plan”), or (iv) an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing clauses (i), (ii) or (iii) but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws,” and together with the ERISA Plans, the “Plans”), Subscriber represents and warrants that (i) neither the Issuer nor any of its respective affiliates has provided investment advice or has otherwise acted as the Plan’s fiduciary, with respect to its decision to acquire and hold the Acquired Securities, and none of the Issuer or any of its respective affiliates is or shall at any time be the Plan’s fiduciary with respect to any decision to acquire and hold the Acquired Securities, and none of the Issuer or any of its respective affiliates is or shall at any time be the Plan’s fiduciary with respect to any decision in connection with Subscriber’s investment in the Acquired Securities and (ii) its purchase of the Acquired Securities will not result in a non-exempt prohibited transaction under section 406 of ERISA or section 4975 of the Code, or any applicable Similar Law.

q. Subscriber has, and at the Closing, will have, sufficient funds to pay the Purchase Price pursuant to Section 2.b(i).

5. Registration Rights.

a. The Issuer agrees to use commercially reasonable efforts to submit to or file with the Commission, within thirty (30) calendar days after the consummation of the Transaction (the “Filing Date”) (at the Issuer’s sole cost and expense), a registration statement on Form S-3 (or Form S-1 if Form S-3 is not available) (the “Registration Statement”), registering the resale of the Registrable Securities (as defined herein), which Registration Statement may include the shares of Common Stock being purchased by the Other Subscribers in the Other Subscriptions and the shares of Common Stock issued or issuable upon the exercise of the Pre-Funded Warrants being purchased by the Other Subscribers in the Other Subscriptions , and the Issuer shall use its commercially reasonable efforts to have the Registration Statement declared effective under the Securities Act as soon as practicable after the filing thereof and upon the earlier of (i) the fifteenth (15th) business day (or sixtieth (60th) business day if the Commission notifies the Issuer that it will “review” the Registration Statement) following the filing date and (ii) the 5th business day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effective Date”); provided, however, that the Issuer’s obligations to include the Registrable Securities in the Registration Statement are contingent upon Subscriber furnishing in writing to the Issuer such information regarding Subscriber, the securities of the Issuer held by Subscriber and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Issuer to effect the registration of the Registrable Securities, and Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement as permitted under Section 5.c of this Subscription Agreement. Notwithstanding the foregoing, if the Commission prevents the Issuer from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the Commission. In such event, the number of Registrable Securities to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders. Upon notification by the Commission that the Registration Statement has been declared effective by the Commission, within two (2) business days thereafter, the Issuer shall file the final prospectus under Rule 424 of the Securities Act. The Issuer will provide a draft of the Registration Statement to Subscriber for review at least two (2) business days in advance of filing the Registration Statement; provided, that for the avoidance of doubt, in no event shall the Issuer be required to delay or postpone the filing of such Registration Statement as a result of or in connection with Subscriber’s review. In no event shall Subscriber be identified as an underwriter in the Registration Statement unless required by the Commission; provided, that if the Commission requests that Subscriber be identified as an underwriter in the Registration Statement, Subscriber will have an opportunity to withdraw from the Registration Statement (in which case the Company shall not identify the Subscriber as an underwriter therein). Subscriber shall not be entitled to use the Registration Statement for an underwritten offering of Registrable Securities. For purposes of clarification, any failure by the Issuer to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effective Date shall not otherwise relieve the Issuer of its obligations to file or effect the Registration Statement as set forth above in this Section 5. “Registrable Securities” means the Acquired Shares, the Warrant Shares issued or issuable upon the exercise of the Pre-Funded Warrants, and any shares of Common Stock issued or issuable with respect to the Acquired Shares and the Warrant Shares as a result of any stock split or subdivision, stock dividend, recapitalization, exchange or similar event.

b. In the case of the registration effected by the Issuer pursuant to this Subscription Agreement, the Issuer shall, upon reasonable request, inform Subscriber as to the status of such registration. At its expense the Issuer shall:

(i) except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (A) Subscriber ceases to hold any Registrable Securities, (B) the date all Registrable Securities held by Subscriber may be sold without restriction under Rule 144 of the Securities Act, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(1) or Rule 144(i)(2), as applicable, and (C) three (3) years from the Effective Date of the Registration Statement. The period of time during which the Issuer is required hereunder to keep a Registration Statement effective is referred to herein as the “Registration Period”;

(ii) during the Registration Period, advise Subscriber promptly:

(1) when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(2) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

(3) after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(4) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(5) in accordance with Section 5.c of this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, any Registration Statement does not contain an untrue statement of a material fact or does not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any prospectus does not include an untrue statement of a material fact or does not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Notwithstanding anything to the contrary set forth herein, the Issuer shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Issuer, any of its Affiliates or any other Person, unless the Issuer has notified Investor of the existence of such an event (without providing material, nonpublic information about the specific nature of such event) and obtained the written consent of the Investor to receive such information;

(iii) during the Registration Period, use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv) during the Registration Period, upon the occurrence of any event contemplated above, except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v) during the Registration Period, use its commercially reasonable efforts (y) to remain listed on each Exchange and to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which the Common Stock issued by the Issuer have been listed and (z) to timely comply in all material respects with the Issuer’s reporting, filing and other obligations under the rules and regulations of the Commission and each Exchange;

(vi) during the Registration Period, use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and, for so long as Subscriber holds Registrable Securities, to enable Subscriber to sell the Registrable Securities under Rule 144; and

(vii) subject to receipt from Subscriber by the Issuer or its transfer agent of customary representations and other customary documentation reasonably acceptable to the Issuer and the transfer agent in connection therewith, Subscriber may request that the Issuer remove, and the Issuer shall cause to be removed, any legend from the book entry position(s) or certificate(s) evidencing its Registrable Securities at any time that such Registrable Securities (A) are subject to or have been or are about to be sold or transferred pursuant to, an effective registration statement (including a registration statement filed under this Agreement); (B) have been or are about to be sold pursuant to Rule 144; or (C) may be sold pursuant to Rule 144 without restriction on the volume or manner of sale and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 (or any similar provision then in force under the Securities Act). If required by the Issuer’s transfer agent, the Issuer shall cause its counsel to deliver to such transfer agent an opinion of counsel to the effect that the removal of restrictive legends in such circumstances may be effected under the Securities Act. If restrictive legends are no longer required for such Registrable Securities pursuant to the foregoing, the Issuer shall, in accordance with the provisions of this Section 5 and within two (2) business days of any request therefor from Subscriber accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the transfer agent irrevocable instructions that the transfer agent shall make a new, unlegended entry for such book entry Registrable Securities. The Issuer shall be responsible for the fees of its transfer agent and all Depository Trust Company fees associated with such issuance.

c. Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be entitled to delay or postpone the filing or effectiveness of the Registration Statement, and, from time to time, to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness or use thereof, if it determines that the negotiation or consummation of a transaction by the Issuer or its Subsidiaries is pending or an event has occurred, which negotiation, consummation or event that the Board of Directors reasonably believes, upon the advice of outside legal counsel, would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Issuer, upon the advice of outside legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements or is otherwise necessary for the Registration Statement to not contain a material misstatement or omission (each such circumstance, a “Suspension Event”); provided, however, that the Issuer may not delay or suspend the effectiveness or use of the Registration Statement on more than two (2) occasions or for more than sixty (60) calendar days, or for more than ninety (90) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Issuer of the happening of any Suspension Event (which notice shall not contain material, nonpublic information) during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any related prospectus includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, Subscriber agrees that (i) it will promptly discontinue offers and sales of the Registrable Securities under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer unless otherwise required by law or subpoena. If so directed by the Issuer, Subscriber will deliver to the Issuer or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (A) to the extent Subscriber is required to retain a copy of such prospectus (x) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (y) in accordance with a bona fide pre-existing document retention policy or (B) to copies stored electronically on archival servers as a result of automatic data back-up.

d. Subscriber may deliver written notice (including via email in accordance with Section 8.k) (an “Opt-Out Notice”) to the Issuer requesting that Subscriber not receive notices from the Issuer otherwise required by this Section 5; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Issuer shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify the Issuer in writing at least two (2) business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 5.d) and the related suspension period remains in effect, the Issuer will so notify Subscriber, within one (1) business day of Subscriber’s notification to the Issuer, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event immediately upon its availability.

e. The Issuer shall, notwithstanding any termination of this Subscription Agreement in accordance with Section 6, indemnify, defend and hold harmless Subscriber (to the extent a seller under the Registration Statement), its directors, officers, agents, broker-dealers, and employees and each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all out-of-pocket losses, claims, damages, liabilities and reasonable and documented costs (including, without limitation, reasonable and documented costs of preparation and investigation and reasonable documented attorneys’ fees of one legal counsel (and one local counsel)) and all other reasonable and documented expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue statement of a material fact contained in the Registration Statement or in any amendment or supplement thereto, or arising out of or relating to any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement of a material fact included in any prospectus included (or incorporated by reference) in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding Subscriber furnished in writing to the Issuer by Subscriber expressly for use therein or Subscriber has omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder; provided, however, that the indemnification contained in this Section 5 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Issuer (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Issuer be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by Subscriber expressly for inclusion in the Registration Statement, or (B) in connection with any offers or sales effected by or on behalf of Subscriber in violation of Section 5.c hereof. The Issuer shall notify Subscriber reasonably promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 5 of which the Issuer is aware. The Issuer shall not, without the prior written consent of Subscriber, effect any settlement of any pending proceeding in respect of which Subscriber or any other person entitled to indemnification hereunder is a party, unless such settlement includes an unconditional release of Subscriber or such other person, as applicable, from all liability on claims that are the subject matter of such proceeding. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Registrable Securities by Subscriber.

f. Subscriber shall, severally and not jointly, indemnify and hold harmless the Issuer, its directors, officers, agents and employees, and each person who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, that arise out of or are based upon (i) any untrue statement of a material fact contained in any Registration Statement or in any amendment or supplement thereto or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement of a material fact included in any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omissions are based upon information regarding Subscriber furnished in writing to the Issuer by Subscriber expressly for use therein or a material fact that Subscriber has omitted from such information; provided, however, that the indemnification contained in this Section 5.f shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed). In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Registrable Securities giving rise to such indemnification obligation. Subscriber shall notify the Issuer promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 5.f of which Subscriber is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Acquired Securities by Subscriber.

g. If the indemnification provided under this Section 5 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses shall be deemed to include, subject to the limitations set forth above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 5.g from any person who was not guilty of such fraudulent misrepresentation. Each indemnifying party’s obligation to make a contribution pursuant to this Section 5.g shall be several, not joint. In no event shall the liability of the Subscriber be greater in amount than the dollar amount of the net proceeds received by the Subscriber upon the sale of the Acquired Securities purchased pursuant to this Subscription Agreement giving rise to such contribution obligation.

6. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (b) if any of the conditions to the Closing set forth in Section 2 of this Subscription Agreement are not satisfied at, or are not capable of being satisfied on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement will not be or are not consummated at the Closing, or (c) at the election of Subscriber, on or after August 15, 2025; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such willful breach. In the event that this Subscription Agreement is terminated for any reason, the Issuer and the OpCo shall within one (1) Business Day following such termination, return to Subscriber (by wire transfer of U.S. dollars in immediately available funds to the account specified by such Subscriber) all funds deposited in escrow by Subscriber in connection with the Transaction.

7. Miscellaneous

a. Each party hereto acknowledges that the other party hereto and the Placement Agent will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, each party hereto agrees to promptly notify the other party hereto if any of the acknowledgments, understandings, agreements, representations and warranties made by such party as set forth herein are no longer accurate in all material respects. Subscriber further acknowledges and agrees that the Placement Agent is a third-party beneficiary of the representations and warranties of Subscriber contained in Section 4 and the Issuer and the OpCo further acknowledges and agrees that the Placement Agent is a third-party beneficiary of the representations and warranties of the Issuer contained in Section 3.

b. Subscriber agrees that none of (i) any Other Subscriber pursuant to Other Subscription Agreements entered into in connection with the Transaction (including the affiliates or controlling persons, members, officers, directors, partners, agents, or employees of any such Other Subscriber), (ii) the Placement Agent, its affiliates or any of its or their respective affiliates’ control persons, officers, directors or employees, (iii) any affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the Issuer or the OpCo shall be liable to Subscriber or to any Other Subscriber pursuant to this Subscription Agreement, the Pre-Funded Warrants or the Other Subscription Agreements, as applicable, the negotiation hereof or thereof or the subject matter hereof or thereof, or the transactions contemplated hereby or thereby, for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Acquired Securities. On behalf of itself and its affiliates, the Subscriber releases each of the entities or individuals described above in respect of any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements related to this Subscription Agreement or the transactions contemplated hereby.

c. The Issuer, the OpCo, and Subscriber are entitled to rely upon this Subscription Agreement and each is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby to the extent required by law or by regulatory bodies.

d. Notwithstanding anything to the contrary in this Subscription Agreement, prior to the Closing, Subscriber may not transfer or assign all or a portion of its rights and obligations under this Subscription Agreement, other than to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber) without the prior consent of the Issuer and the OpCo; provided, that such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Subscription Agreement, makes the representations and warranties in Section 4 and completes Schedule A hereto; provided, further, that, no assignment shall relieve the assigning party of any of its obligations hereunder, including any assignment to any fund or account managed by the same investment manager as Subscriber or by an affiliate of such investment manager. In the event of such a transfer or assignment, Subscriber shall complete the form of assignment attached as Schedule B hereto. The Issuer and the OpCo may not assign or transfer all or any portion of its rights or obligations under this Subscription Agreement without the consent of the Subscriber.

e. The Issuer and the OpCo may request from Subscriber such additional information as the Issuer or the OpCo may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Acquired Securities and to register the Acquired Securities for resale, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that the Issuer and the OpCo each agrees to keep any such information provided by Subscriber confidential.

f. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

g. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective affiliates and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

h. If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

i. This Subscription Agreement may be executed in two (2) or more counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

j. Each party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

k. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or telecopied, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), (iii) when sent, with no mail undeliverable or other rejection notice, if sent by email or (iv) five (5) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(A) if to Subscriber, to such address or addresses set forth on the signature page hereto;

(B) if to the Issuer and the OpCo, to:

Verb Technology Company, Inc.

3024 Sierra Juniper Ct.

Las Vegas, NV 89138

Attention: Rory J. Cutaia

Email: Rory@verb.tech

with a copy (which shall not constitute notice) to:

Perkins Coie LLP

3150 Porter Drive

Palo Alto, CA 94304-1212

Attention: Lowell D. Ness

Email: LNess@perkinscoie.com

(C) if to the Placement Agent, to:

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC

3 Columbus Circle, Suite 1710

New York, NY 10019

Attn: Christian Lopez

Email: clopez@cohencm.com

l. This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 8.k OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8.L.

m. The Issuer shall, prior to 9:30 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement (or, if this Subscription Agreement is executed and delivered by the parties hereto prior to 8:00 a.m., New York City time, on a business day, prior to 9:30 a.m., New York City time, on the date hereof), issue one or more press releases or furnish or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby, the Transaction and any other material, nonpublic information that the Issuer has provided to Subscriber at any time prior to the filing of the Disclosure Document. From and after the issuance of the Disclosure Document, Subscriber shall not be in possession of any material, nonpublic information received from the Issuer or any of its officers, directors, employees or other representatives. Notwithstanding anything in this Subscription Agreement to the contrary, the Issuer shall not publicly disclose the name of Subscriber or any of its affiliates, or include the name of Subscriber or any of its affiliates, without the prior written consent of Subscriber, (i) in any press release or (ii) in any filing with the Commission or any regulatory agency or trading market, except (A) as required by the federal securities law in connection with the Registration Statement, (B) in a press release or marketing materials of the Issuer in connection with the Transaction to the extent any such disclosure is substantially equivalent to the information that has previously been made public without breach of the obligation under this Section 8.m or (C) to the extent such disclosure is required by law, at the request of the staff of the Commission or regulatory agency or under the regulations of the Exchange or by any other governmental authority, in which case the Issuer shall provide Subscriber with prior written notice of such disclosure permitted under this subclause (iii).

n. In connection with any sale, assignment, transfer or other disposition of the Acquired Securities by a Subscriber pursuant to Rule 144 or pursuant to any other exemption under the Securities Act such that the purchaser acquires freely tradable shares and upon compliance by the Subscriber with the requirements of this Subscription Agreement, if requested by the Subscriber by notice to the Issuer, the Issuer shall request its transfer agent to remove any restrictive legends related to the book entry account holding such shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends within one (1) business day of any such request therefor from such Subscriber, provided, that the Issuer has timely received from the Subscriber a completed representation letter in customary form and such other customary representations as may be reasonably required in accordance with applicable law in connection therewith. The Issuer and the OpCo shall be responsible for the fees of the Issuer’s transfer agent, its legal counsel and all DTC fees associated with such legend removal.

o. This Subscription Agreement may not be amended, modified, supplemented or waived except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, supplement or waiver is sought; provided, that any rights (but not obligations) of a party under this Subscription Agreement may be waived, in whole or in part, by such party on its own behalf without the prior consent of any other party; provided, further, that Section 3, Section 4, Section 8(a) and this Section 8(o) may not be amended, terminated or waived in a manner that is material and adverse to the Placement Agent without the written consent of the Placement Agent.

p. The parties agree that irreparable damage would occur if any provision of this Subscription Agreement were not performed in accordance with the terms hereof, and accordingly, that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Subscription Agreement or to enforce specifically the performance of the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 8.l, in addition to any other remedy to which any party is entitled at law or in equity.

q. Each party hereto intends that (i) the Transaction shall be treated as a taxable transaction, and (ii) the Pre-Funded Warrants shall be treated as stock for U.S. federal (and applicable state and local) income tax purposes (together, the “Intended Tax Treatment”). Each party hereto agrees to report the Transaction consistently with the Intended Tax Treatment and no party shall take any position inconsistent with the Intended Tax Treatment in the filing of any tax returns, in the course of any audit or tax review by any governmental authority relating to any tax returns, or otherwise, unless required by a “determination” within the meaning of Section 1313(a)(1) of the Code. If a governmental authority disputes or takes a position inconsistent with the Intended Tax Treatment, the party receiving notice of such dispute shall promptly notify the other parties hereto. Subscriber should consult its tax advisor regarding the tax treatment of the Transaction.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the Issuer, Issuer Subsidiary, PS 1, and OpCo, and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first written above.

ISSUER:

VERB TECHNOLOGY COMPANY, INC.

By:
Name:
Title:

SUBSIDIARY:

VERB SUBSIDIARY 1, CORP.

By:
Name:
Title:

PS 1:

VERB SUBSIDIARY 2, CORP.

By:
Name:
Title:

OPCO:

VERB SUBSIDIARY 3, CORP.

By:
Name:
Title:

Signature Page to Subscription Agreement

SUBSCRIBER:

Name of Subscriber:

Signature of Subscriber:

By:
Name:
Title:

Name in which securities are to be registered (if different):

Email Address: _____________________

Subscriber’s EIN: ___________________

Address:

Attn:

Telephone No:

Facsimile No:

Aggregate Number of Acquired Shares subscribed for: _______________________

Aggregate Number of Pre-Funded Warrants subscribed for: ___________________

Aggregate Purchase Price: $ ______________________

You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the OpCo in the Closing Notice.

Name and Address of Beneficial Owner, if different from Subscriber:

Number of shares of Common Stock and other equity securities of the Issuer currently owned by Beneficial Owner prior to this Transaction:

Any descriptions for footnotes to be disclosed in the Registration Statement relating to beneficial ownership:

Signature Page to Subscription Agreement

EXHIBIT A

Summary of Risks

Certain factors may have a material adverse effect on the business, financial condition and results of operations of the Issuer and your proposed investment in the Issuer. The risks and uncertainties described below are not the only ones that the Issuer faces. Additional risks that the Issuer are unaware of, or that the Issuer currently believes are not material, may also become important factors that materially adversely affect the Issuer. If any of the risk factors discussed in the SEC Documents or any of the following risks actually occur, the business, financial condition, results of operation, and future prospects of the Issuer could be adversely affected, the trading price of the Common Stock could decline, and you could lose all or part of your investment.

Risks Related to the Issuer’s Business and TON Strategy and Holdings

●	The Issuer’s financial results and the market price of the Common Stock may be affected by the prices of TON.

●	Investing in TON will expose the Issuer to certain risks associated with TON, such as price volatility, limited liquidity and trading volumes, relative anonymity, potential susceptibility to market abuse and manipulation, theft, compliance and internal control failures at exchanges and other risks inherent in its electronic, virtual form and decentralized network.

●	Issuer will have broad discretion in how it executes its TON strategy, including the timing of purchases and sale of TON and TON-related products. The Issuer may not execute its strategy effectively, which could affect its results of operations and cause its stock price to decline.

●	A significant decrease in the market value of the Issuer’s TON holdings could adversely affect its ability to satisfy its financial obligations under debt financings.

●	Unrealized fair value gains on its TON holdings could cause the Issuer to become subject to the corporate alternative minimum tax under the Inflation Reduction Act of 2022.

●	Future developments regarding the treatment of crypto assets for U.S. and foreign tax purposes could adversely impact the Issuer’s business. TON and other digital assets are novel assets, and are subject to significant legal, commercial, regulatory and technical uncertainty.

●	TON is a highly volatile asset, and fluctuations in the price of TON are likely to influence the Issuer’s financial results and the market price of the Common Stock.

●	TON and other digital assets are novel assets, and are subject to significant legal, commercial, regulatory and technical uncertainty.

●	The availability of spot exchange-traded products for other digital assets may adversely affect the market price of its listed securities.

●	The Issuer’s TON strategy will subject it to enhanced regulatory oversight.

●	TON trading venues may experience greater fraud, security failures, or regulatory or operational problems than trading venues for more established asset classes.

●	The concentration of TON holdings may enhance the risks inherent in the Issuer’s TON strategy.

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●	The Issuer’s TON holdings will be less liquid than existing cash and cash equivalents and may not be able to serve as a source of liquidity for it to the same extent as cash and cash equivalents.

●	If the Issuer or its third-party service providers experience a security breach or cyber-attack and unauthorized parties obtain access to its TON assets, the Issuer may lose some or all of its TON assets and its financial condition and results of operations could be materially adversely affected.

●	The Issuer will face risks relating to the custody of its TON, including the loss or destruction of private keys required to access its TON and cyberattacks or other data loss relating to its TON.

●	Regulatory changes reclassifying TON as a security could lead to the Issuer’s classification as an “investment company” under the ICA and could adversely affect the market price of TON and the market price of the Issuer’s listed securities and could require the OpCo to sell a substantial majority of its TON, which could further affect the market price of TON.

●	The Issuer is not subject to legal and regulatory obligations that apply to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers.

●	The Issuer’s TON strategy exposes it to risk of non-performance by counterparties.

Risks Related to the Transaction

●	The Issuer intends to use the net proceeds from this offering to purchase TON, the price of which has been, and will likely continue to be, highly volatile.

●	The Issuer will have broad discretion in the use of the net proceeds from this offering and investors will not have the opportunity as of this process to assess whether the net proceeds are being used in a manner of which you approve. The Issuer intends to use a portion of the proceeds from this offering for transaction costs and for the implementation of the Toncoin treasury operation and ongoing advisory services for the treasury operation.

A-2

EXHIBIT B

Form of Pre-Funded Warrant

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (II) AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION AND THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH REGISTRATION IS NOT REQUIRED.

FORM OF PRE-FUNDED WARRANT TO PURCHASE COMMON STOCK

Number of Shares: [●]

(subject to adjustment)

Warrant No. [●]	Original Issue Date: [●], 2025

Verb Technology Company, Inc., a Nevada corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [●] or its registered assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of [●] shares of common stock, $0.0001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at the remaining exercise price per share equal to $0.0001 (the “Remaining Exercise Price” and, together with the pre-funded purchase price per share, the “Exercise Price”), in each case as adjusted from time to time as provided in Section 9, upon surrender of this Pre-Funded Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”) at any time and from time to time on or after the date hereof (the “Original Issue Date”), subject to the following terms and conditions:

This Warrant is one of a series of similar warrants issued pursuant to that certain Subscription Agreement, dated August 3, 2025, by and among the Company and the Subscribers identified therein (the “Purchase Agreement”). Certain capitalized terms used below and not otherwise defined have the meanings given to such terms in the Purchase Agreement.

1. Definitions. For purposes of this Warrant, the following terms shall have the following meanings:

“Affiliate” means, with respect to any specified Person, (a) any other Person that, directly or indirectly through one or more intermediates, controls, is controlled by or is under common control with such Person or (b) in the event that the specified Person is a natural Person, a Member of the Immediate Family of such Person; provided that the Company and each of its subsidiaries shall be deemed not to be Affiliates of any Subscriber. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise; provided that the Affiliates of any Person that is an investment fund shall not include any portfolio companies of such investment fund or any affiliated investment fund.

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“Attribution Parties” means, collectively, the following Persons and entities: (i) any direct or indirect Affiliates of the Holder, (ii) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the date hereof, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any Attribution Parties and (iv) any other Persons whose beneficial ownership of the Company’s Common Stock would or could be aggregated with the Holder’s and/or any other Attribution Parties for purposes of Section 13(d) or Section 16 of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

“Closing Sale Price” means, for any security as of any date, the last trade price for such security on the Principal Trading Market for such security, as reported by Bloomberg Financial Markets, or, if such Principal Trading Market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00 P.M., New York City time, as reported by Bloomberg Financial Markets, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then the Board of Directors of the Company shall use its good faith judgment to determine the fair market value. The Board of Directors’ determination shall be binding upon all parties absent demonstrable error. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“Commission” means the U.S. Securities and Exchange Commission.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

“Group” shall have the meaning ascribed to it in Section 13(d) of the Exchange Act, and all related rules, regulations and jurisprudence.

“Member of the Immediate Family” means, with respect to any Person who is an individual, (a) each parent, spouse (but not including a former spouse or a spouse from whom such Person is legally separated) or child (including those adopted) of such individual and (b) each trustee, solely in his or her capacity as trustee, for a trust naming only one or more of the Persons listed in sub-clause (a) as beneficiaries.

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated or unincorporated association, joint venture, government (or an agency or subdivision thereof) or any other entity or organization.

“Principal Trading Market” means the national securities exchange or other trading market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Original Issue Date, is the Nasdaq Capital Market.

B-2

“Securities Act” means the U.S. Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

“Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, for the Principal Trading Market with respect to the Common Stock that is in effect on the date of delivery of an applicable Exercise Notice, which as of the Original Issue Date was “T+1.”

“Trading Day” means any weekday on which the Principal Trading Market is open for trading.

“Transfer Agent” means Continental Stock Transfer & Trust Company, the Company’s transfer agent and registrar for the Common Stock, and any successor appointed in such capacity.

2. Issuance of Securities; Registration of Warrants. The Company shall register ownership of this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any assignee to which this Warrant is permissibly assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3. Registration of Transfers. This Warrant and all rights hereunder (including, without limitation, any registration rights in respect of the Warrant Shares) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney, duly authorized, and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Subject to compliance with all applicable securities laws, the Company shall, or will cause its Transfer Agent to, register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, and payment for all applicable transfer taxes (if any). Upon any such registration or transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant. The Company shall, or will cause its Transfer Agent to, prepare, issue and deliver at the Company’s own expense any New Warrant under this Section 3. Until due presentment for registration of transfer, the Company may treat the registered Holder hereof as the owner and holder for all purposes, and the Company shall not be affected by any notice to the contrary.

B-3

4. Exercise of Warrants.

(a) All or any part of this Warrant shall be exercisable by the registered Holder in any manner permitted by this Warrant (including Section 11) at any time and from time to time on or after the Original Issue Date, and such rights shall not expire until exercised in full.

(b) The Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached as Schedule 1 hereto (the “Exercise Notice”), completed and duly signed, and (ii) payment of the Remaining Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice pursuant to Section 10 below), and the date on which the last of such items is delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares, if any.

(c) The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this section, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

5. Delivery of Warrant Shares.

(a) Upon exercise of this Warrant, the Company shall promptly (but in no event later than the number of Trading Days comprising the Standard Settlement Period following the Exercise Date), upon the request of the Holder, cause the Transfer Agent to credit such aggregate number of shares of Common Stock specified by the Holder in the Exercise Notice and to which the Holder is entitled pursuant to such exercise (the “Exercise Shares”) to (i) the Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit Withdrawal At Custodian system or (ii) in book-entry form via a direct registration system (“DRS”) maintained by or on behalf of the Transfer Agent, in each case, so long as either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or the resale of such Warrant Shares by the Holder or (B) the Exercise Shares are eligible for resale by the Holder without volume or manner-of-sale restrictions pursuant to Rule 144 promulgated under the Securities Act (assuming cashless exercise of this Warrant). If (A) and (B) above are not true, the Company shall cause the Transfer Agent to either (i) record the Exercise Shares in the name of the Holder or its designee on the certificates reflecting the Exercise Shares with an appropriate legend regarding restriction on transferability and stop transfer notation, which shall be issued and dispatched by overnight courier to the address as specified in the Exercise Notice, and on the Company’s share register or (ii) issue such Exercise Shares in the name of the Holder or its designee in restricted book-entry form in the Company’s share register reflecting such legend and notation. The Holder, or any Person so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account, the date of the book entry positions or the date of delivery of the certificates evidencing such Exercise Shares, as the case may be.

B-4

(b) In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to deliver to the Holder or its designee Exercise Shares in the manner required pursuant to Section 5(a) within the Standard Settlement Period following the Exercise Date (other than a failure caused by incorrect or incomplete information provided by the Holder to the Company) and the Holder or the Holder’s broker on its behalf purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”) but did not receive within the Standard Settlement Period, then the Company shall, within two (2) Trading Days after the Holder’s request and in the Holder’s sole discretion, promptly honor its obligation to deliver to the Holder or its designee the Exercise Shares pursuant to Section 5(a) and pay cash to the Holder in an amount equal to the excess (if any) of the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased in the Buy-In, less the product of (A) the number of shares of Common Stock purchased in the Buy-In, times (B) the Closing Sale Price of a share of Common Stock on the Exercise Date. The Holder shall provide the Company written notice promptly after the occurrence of a Buy-In, indicating the amounts payable to the Holder in respect of the Buy-In together with applicable confirmations and other evidence reasonably requested by the Company.

(c) To the extent permitted by law and subject to Section 5(b), the Company’s obligations to issue and deliver Warrant Shares in accordance with and subject to the terms hereof (including the limitations set forth in Section 11 below) are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Subject to Section 5(b), nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Exercise Shares; provided, however, that the Holder shall not be entitled to both (i) require the Company to reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Company had timely complied with its delivery requirements under Section 5(a).

6. Charges, Taxes and Expenses. Issuance and delivery of Exercise Shares shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense (excluding any applicable stamp duties) in respect of the issuance of such shares, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any Warrant Shares or the Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liabilities that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof. Each party hereto intends that this Warrant shall be treated as stock for U.S. federal (and applicable state and local) income tax purposes.

B-5

7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction (in such case) and, in each case, a customary contractual indemnity reasonably acceptable to the Company, if requested. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8. Reservation of Warrant Shares. The Company covenants that it will, at all times while this Warrant is outstanding, reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are at all times issuable and deliverable upon the exercise of this entire Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage (as defined below)), free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Remaining Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable. The Company will take all such action as may be reasonably necessary to assure that such shares of Common Stock may be issued as provided herein without violation by the Company of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed. The Company further covenants that it will not, without the prior written consent of the Holder, take any actions to increase the par value of the Common Stock at any time while this Warrant is outstanding.

9. Certain Adjustments. The Remaining Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant (the “Number of Warrant Shares”) are subject to adjustment from time to time as set forth in this Section 9.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock issued and outstanding on the Original Issue Date and in accordance with the terms of such stock on the Original Issue Date or as amended, that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issues by reclassification of shares of capital stock any additional shares of Common Stock of the Company, then in each such case the Number of Warrant Shares shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, provided, however, that if such record date shall have been fixed and such dividend is not fully paid on the date fixed therefor, the Number of Warrant Shares shall be recomputed accordingly as of the close of business on such record date and thereafter the Number of Warrant Shares shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends. Any adjustment pursuant to clause (ii), (iii) or (iv) of this paragraph shall become effective immediately after the effective date of such subdivision, combination or issuance.

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(b) Pro Rata Distributions. If, on or after the Original Issue Date, the Company shall declare or make any dividend or other pro rata distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction, but, for the avoidance of doubt, excluding any distribution of shares of Common Stock subject to Section 9(a), any distribution of Purchase Rights (as defined below) subject to Section 9(c) and any Fundamental Transaction (as defined below) subject to Section 9(d)) (a “Distribution”) then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution; provided, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation.

(c) Purchase Rights. If at any time on or after the Original Issue Date, the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property, in each case pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issuance or sale of such Purchase Rights; provided, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership of such Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent) and at the Holder’s election, in its sole discretion, either (1) such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right to be held similarly in abeyance) to the same extent as if there had been no such limitation or (2) the Company shall offer the Holder the right upon exercise of such Purchase Right to acquire a security (e.g. a pre-funded warrant) that would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage but will otherwise to the extent possible have economic and other rights, preferences and privileges substantially consistent and on par with the securities or other property issuable upon exercise of the originally offered Purchase Rights). As used in this Section 9(c), (i) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities and (ii) “Convertible Securities” mean any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

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(d) Fundamental Transactions. If, at any time while this Warrant is outstanding (i) the Company, directly or indirectly, in one or more related transactions effects any merger or amalgamation or consolidation of the Company with or into another Person, in which the Company is not the surviving entity or in which the stockholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, at least 50% of the voting power of the surviving entity immediately after such merger or consolidation, (ii) the Company effects any sale to another Person of all or substantially all of its assets in one or a series of related transactions, (iii) pursuant to any tender offer or exchange offer (whether by the Company or another Person), holders of capital stock tender shares representing more than 50% of the voting power of the capital stock of the Company and the Company or such other Person, as applicable, accepts such tender for payment, (iv) the Company consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the voting power of the capital stock of the Company (except for any such transaction in which the stockholders of the Company immediately prior to such transaction maintain, in substantially the same proportions, the voting power of such Person immediately after the transaction) or (v) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a “Fundamental Transaction”), then following such Fundamental Transaction, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, the same amount and kind of securities of the successor or acquiring corporation or of the Company, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (including any Distributions or Purchase Rights then held in abeyance pursuant to Sections 9(b) or 9(c) above) without regard to any limitations on exercise contained herein (the “Alternate Consideration”) (provided, that to the extent that the Holder’s right to receive any such Alternate Consideration would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the holder shall not be entitled to receive such Alternate Consideration to such extent (and shall not be entitled to beneficial ownership of such Common Stock as a result of such Alternate Consideration (and beneficial ownership) to such extent) and at the Holder’s election, in its sole discretion, either (1) such Alternate Consideration to such extent shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Alternate Consideration granted, issued or sold on such initial receipt or on any subsequent receipt to be held similarly in abeyance) to the same extent as if there had been no such limitation) or (2) the Company shall offer the Holder the right upon receipt of such Alternate Consideration to acquire a security (e.g. a pre-funded warrant) that would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage but will otherwise to the extent possible have economic and other rights, preferences and privileges substantially consistent and on par with the securities or other property issuable upon exercise of the originally offered Alternate Consideration). The Company shall not effect any Fundamental Transaction in which the Company is not the surviving entity or the Alternate Consideration includes securities of another Person unless (i) the Alternate Consideration is solely cash and the Company provides for the simultaneous “cashless exercise” of this Warrant pursuant to Section 10 below or (ii) prior to or simultaneously with the consummation thereof, any successor to the Company, surviving entity or other Person (including any purchaser of assets of the Company) shall assume the obligation to deliver to the Holder such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and the other obligations under this Warrant. Notwithstanding, anything to the contrary contained herein, the Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 9(d). Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. For the avoidance of doubt, the Holder shall be entitled to the benefits of the provisions of this Section 9(d) regardless of (i) whether the Company has sufficient authorized shares of Common Stock for the issuance of Warrant Shares and/or (ii) whether a Fundamental Transaction occurs prior to the Exercise Date. The provisions of this paragraph (d) shall similarly apply to subsequent transactions analogous to a Fundamental Transaction type.

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(e) Number of Warrant Shares. Simultaneously with any adjustment to the Number of Warrant Shares pursuant to Section 9, the Remaining Exercise Price shall be increased or decreased proportionately, so that after such adjustment the aggregate Remaining Exercise Price payable hereunder for the increased or decreased Number of Warrant Shares shall be the same as the aggregate Remaining Exercise Price in effect immediately prior to such adjustment. Notwithstanding the foregoing, in no event may the Remaining Exercise Price be adjusted below the par value of the Common Stock then in effect.

(f) Calculations. All calculations under this Section 9 shall be made to the nearest one-tenth of one cent or rounded down to the nearest whole share, as applicable.

(g) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Remaining Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

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(h) Notice of Corporate Events. If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice of such transaction at least ten (10) business days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice. In addition, if while this Warrant is outstanding, the Company authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction contemplated by Section 9(d), other than a Fundamental Transaction under clause (iii) of Section 9(d), the Company shall deliver to the Holder a notice of such Fundamental Transaction at least ten (10) business days prior to the date such Fundamental Transaction is consummated. Holder agrees to maintain any information disclosed pursuant to this Section 9(h) in confidence until such information is publicly available, and shall comply with applicable law with respect to trading in the Company’s securities following receipt of any such information. Notwithstanding anything in this Section 9 to the contrary, the Company shall be deemed to have provided the information required to be delivered to a Holder under this Section 9 if disseminated by press release or filed in any report or statement filed with the Commission prior to the applicable deadline.

10. Payment of Exercise Price. Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, satisfy its obligation to pay the Remaining Exercise Price through a “cashless exercise”, in which event the Company shall issue to the Holder the number of Warrant Shares in an exchange of securities effected pursuant to Section 3(a)(9) of the Securities Act, determined as follows:

X = Y [(A-B)/A]

where:

“X” equals the number of Warrant Shares to be issued to the Holder;

“Y” equals the total number of Warrant Shares with respect to which this Warrant is then being exercised if such exercise were by means of a cash exercise rather than a cashless exercise;

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“A” equals the Closing Sale Price of the shares of Common Stock on the Trading Day immediately preceding the Exercise Date; and

“B” equals the Remaining Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

The issue price for each such Warrant Shares to be issued pursuant to the cashless exercise of a Warrant will be equal to (B), as defined above, and the total issue price for the aggregate number of Warrant Shares issued pursuant to the cashless exercise of a Warrant will be deemed paid and satisfied in full by the deemed surrender to the Company of the portion of such Warrant being exercised in accordance with this Section 10.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a “cashless exercise” transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the Original Issue Date (provided that the Commission continues to take the position that such treatment is proper at the time of such exercise). In the event that a registration statement registering the issuance of Warrant Shares is, for any reason, not effective at the time of exercise of this Warrant, then this Warrant may only be exercised through a cashless exercise, as set forth in this Section 10. If the Warrant Shares are issued in such a cashless exercise, the Company acknowledges and agrees that, in accordance with Section 3(a)(9) of the Securities Act, the Exercise Shares issued in such exercise shall take on the registered characteristics of the Warrants being exercised and may be tacked on to the holding period of the Warrants being exercised. Except as set forth in Section 5(b) (Buy-in Remedy) and Section 12 (No Fractional Shares), in no event will the exercise of this Warrant be settled in cash.

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11. Limitations on Exercise.

(a) Notwithstanding anything to the contrary contained herein, the Company shall not effect the exercise of any portion of this Warrant, and the Holder of this Warrant shall not have the right to exercise any portion of the Warrant, and any such exercise shall be null and void ab initio and treated as if the exercise had not been made, to the extent that immediately prior to or following such exercise, the Holder, together with the Attribution Parties, beneficially owns or would beneficially own as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, in excess of 4.99 (the “Maximum Percentage”) of the Common Stock that would be issued and outstanding following such exercise. For purposes of calculating beneficial ownership for determining whether the Maximum Percentage is or will be exceeded, the aggregate number of shares of Common Stock held and/or beneficially owned by the Holder together with the Attribution Parties, shall include the number of shares of Common Stock held and/or beneficially owned by the Holder together with the Attribution Parties plus the number of shares of Common Stock issuable upon exercise of the relevant Warrant with respect to which the determination is being made but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised Warrant held and/or beneficially owned by the Holder or the Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company held and/or beneficially owned by such Holder or any Attribution Party (including, without limitation, any convertible notes, convertible stock or warrants) that are subject to a limitation on conversion or exercise analogous to the limitation contained herein. For purposes of this Paragraph 11(a), beneficial ownership of the Holder or the Attribution Parties shall, except as set forth in the immediately preceding sentence, be calculated and determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, a Holder of this Warrant may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding (such issued and outstanding shares, the “Reported Outstanding Share Number”). For any reason at any time, upon the written or oral request of the Holder, the Company shall within one business day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. The Holder shall disclose to the Company the number of shares of Common Stock that it, together with the Attribution Parties holds and/or beneficially owns and has the right to acquire through the exercise of derivative securities and any limitations on exercise or conversion analogous to the limitation contained herein contemporaneously or immediately prior to submitting an Exercise Notice for the relevant Warrant. If the Company receives an Exercise Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder’s, together with the Attribution Parties’, beneficial ownership, as determined pursuant to this Section 11(a), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Warrant Shares to be purchased pursuant to such Exercise Notice (the number of shares by which such purchase is reduced, the “Reduction Shares”) or that no reduction is necessary in order to receive shares in compliance with the Maximum Percentage, and (ii) as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the Reduction Shares (if any) and to issue the shares to the Holder (reduced by the Reduction Shares, if applicable). In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and the Attribution Parties since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of Common Stock to the Holder upon exercise of this Warrant results in the Holder, together with the Attribution Parties, being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder’s, together with the Attribution Parties’, aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder and/or the Attribution Parties shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall return to the Holder the exercise price paid by the Holder for the Excess Shares and the Holder shall return such Excess Shares (if in its possession) to the Company. By written notice to the Company, a Holder of this Warrant may from time to time increase or decrease the Maximum Percentage to any other percentage specified in such notice, provided, however, that (1) in no case shall the percentage specified be in excess of 19.99% and (2) any increase in the Maximum Percentage will not be effective until the 61st day after such notice is delivered to the Company and shall not negatively affect any partial exercise effected prior to such change.

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(b) This Section 11 shall not restrict the number of shares of Common Stock which a Holder or the Attribution Parties may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder or the Attribution Parties may receive in the event of a Fundamental Transaction as contemplated in Section 9(c) of this Warrant. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder or the Attribution Parties for any purpose including for purposes of Section 13(d) of the Exchange Act and the rules promulgated thereunder or Section 16 of the Exchange Act and the rules promulgated thereunder, including Rule 16a-1(a)(1). No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 11 to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 11 or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant.

12. No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded down to the next whole number.

13. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered confirmed e-mail prior to 5:00 P.M., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via confirmed e-mail on a day that is not a Trading Day or later than 5:00 P.M., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, or (d) upon actual receipt by the Person to whom such notice is required to be given, if by hand delivery:

(a) If to the Company, addressed as follows:

Verb Technology Company, Inc.
3024 Sierra Juniper Ct.
Las Vegas, NV 89138
Attention: Rory J. Cutaia
Email: Rory@verb.tech

with a copy (which shall not constitute notice):

Perkins Coie LLP
3150 Porter Drive
Palo Alto, California 94304-1212
Attention: Lowell Ness, Esq.
Email: lness@perkinscoie.com

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(b) If to the Holder, at its address or e-mail address set forth in the books and records of the Company, which may be modified by written notice from the Holder to the Company.

14. Warrant Agent. The Company shall initially serve as warrant agent under this Warrant. Upon ten (10) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register. The Holder acknowledges that this Warrant may be held in book-entry form through the facilities of the Company’s warrant agent and, at the request of the Holder, may be issued in definitive form.

15. Miscellaneous.

(a) No Rights as a Stockholder. Except as otherwise set forth in this Warrant, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, amalgamation, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

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(b) Further Assurances. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate or articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant, and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(c) Successors and Assigns. Subject to compliance with applicable securities laws, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company without the written consent of the Holder, except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the Company and the Holder and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.

(d) Amendment and Waiver. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns. Except as otherwise provided herein, the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

(e) Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

(f) Governing Law; Jurisdiction. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PERSON AT THE ADDRESS IN EFFECT FOR NOTICES TO IT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

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(g) Headings. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(h) Severability. If any part or provision of this Warrant is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Warrant shall remain binding upon the parties hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

VERB TECHNOLOGY COMPANY, INC.

By:
Name:	Rory J. Cutaia
Title:	Chief Executive Officer

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SCHEDULE 1

FORM OF EXERCISE NOTICE

[To be executed by the Holder to purchase shares of Common Stock under the Warrant]

Ladies and Gentlemen:

(1) The undersigned is the Holder of Warrant No. __ (the “Warrant”) issued by Verb Technology Company, Inc., a Nevada corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2) The undersigned hereby exercises its right to purchase _____ Warrant Shares pursuant to the Warrant.

(3) The Holder intends that payment of the Remaining Exercise Price shall be made as (check one):

☐	Cash Exercise

☐	“Cashless Exercise” under Section 10 of the Warrant

(4) If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $ _____ in immediately available funds to the Company in accordance with the terms of the Warrant.

(5) Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant. The Warrant Shares shall be delivered (check one):

☐	to the following DWAC Account Number: _______________________________
☐	in book-entry form via a direct registration system
☐	by physical delivery of a certificate to: __________________________________________________________
____________________________________________________________

☐	in restricted book-entry form in the Company’s share register

(6) By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder (i) is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended and (ii) will not beneficially own in excess of the number of shares of Common Stock (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended) permitted to be owned under Section 11(a) of the Warrant to which this notice relates.

Dated:

Name of Holder:

By:

Name:

Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

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SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This Schedule must be completed by Subscriber and forms a part of the Subscription Agreement to which it is attached. Capitalized terms used and not otherwise defined in this Schedule have the meanings given to them in the Subscription Agreement. Subscriber must check the applicable box in either Part A or Part B below and the applicable box in Part C below.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):

☐	Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

*** OR ***

B.	ACCREDITED INVESTOR STATUS

The undersigned represents and warrants that the undersigned is an “accredited investor” (an “Accredited Investor”) as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”), for one or more of the reasons specified below (please check all boxes that apply):

☐	(i) A natural person whose net worth, either individually or jointly with such person’s spouse or spousal equivalent, at the time of Subscriber’s purchase, exceeds $1,000,000;

The term “net worth” means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of Subscriber’s primary home). For the purposes of calculating joint net worth with the person’s spouse or spousal equivalent, joint net worth can be the aggregate net worth of Subscriber and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation. There is no requirement that securities be purchased jointly. A spousal equivalent means a cohabitant occupying a relationship generally equivalent to a spouse.

☐	(ii) A natural person who had an individual income in excess of $200,000, or joint income with Subscriber’s spouse or spousal equivalent in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

In determining individual “income,” Subscriber should add to Subscriber’s individual taxable adjusted gross income (exclusive of any spousal or spousal equivalent income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

☐	(iii) A director or executive officer of the Issuer;

☐	(iv) A natural person holding in good standing with one or more professional certifications or designations or other credentials from an accredited educational institution that the U.S. Securities Exchange Commission (“SEC”) has designated as qualifying an individual for accredited investor status;

The SEC has designated the General Securities Representative license (Series 7), the Private Securities Offering Representative license (Series 82) and the Licensed Investment Adviser Representative (Series 65) as the initial certifications that qualify for accredited investor status.

SCHEDULE A-1

☐	(v) A natural person who is a “knowledgeable employee” as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940 (the “Investment Company Act”), of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in Section 3 of the Investment Company Act, but for the exclusion provided by either Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act;

☐	(vi) A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

☐	(vii) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

☐	(viii) An investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 (the “Investment Advisers Act”) or registered pursuant to the laws of a state, or an investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisers Act;

☐	(ix) An insurance company as defined in Section 2(13) of the Exchange Act;

☐	(x) An investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of that Act;

☐	(xi) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	(xii) A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act;

☐	(xiii) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state, or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	(xiv) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐	(xv) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐	(xvi) An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust, partnership, or limited liability company, or any other entity not formed for the specific purpose of acquiring the Acquired Securities, with total assets in excess of $5,000,000;

☐	(xvii) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Acquired Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Issuer;

SCHEDULE A-2

☐	(xviii) A “family office” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act with assets under management in excess of $5,000,000 that is not formed for the specific purpose of acquiring the securities offered and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

☐	(xix) A “family client” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office meeting the requirements set forth in (xviii) and whose prospective investment in the issuer is directed by a person from a family office that is capable of evaluating the merits and risks of the prospective investment;

☐	(xx) A “qualified institutional buyer” as defined in Rule 144A under the Securities Act;

☐	(xxi) An entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000; and/or

☐	(xxii) An entity in which all of the equity owners qualify as an accredited investor under any of the above subparagraphs.

☐	(xxiii) Subscriber does not qualify under any of the investor categories set forth in (i) through (xxi) above.

*** AND ***

C.	AFFILIATE STATUS (Please check the applicable box) SUBSCRIBER:

☐	is:

☐	is not: an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

SCHEDULE A-3

SCHEDULE B

FORM OF ASSIGNMENT

This Subscription Assignment and Joinder Agreement (this “Assignment Agreement”), dated , 2025, is made and entered into by and between (“Subscriber”) and (“Assignee”) and acknowledged by Verb Technology Company, Inc., a Nevada corporation (the “Issuer”) and VERB Subsidiary 3, Corp., a Nevada corporation (the “OpCo”).

WHEREAS, the Issuer, the OpCo, and Subscriber entered into that certain Subscription Agreement (the “Subscription Agreement”), dated , 2025, pursuant to which Subscriber agreed to subscribe for and purchase from the OpCo shares (the “Acquired Shares”) of the Issuer’s common stock, par value $0.0001 per share (the “Common Stock”) and/or the pre-funded warrants to purchase shares of Common Stock (the “Pre-Funded Warrants” and, together with the Acquired Shares, the “Acquired Securities”);

WHEREAS, Subscriber and Assignee are affiliated investment funds; and

WHEREAS, for administrative reasons, Subscriber desires to assign its rights to subscribe for and purchase of the Acquired Securities along with the rights and obligations set forth in the Subscription Agreement of such Acquired Securities (the “Assigned Securities”) to Assignee.

NOW, THEREFORE, pursuant to Section 8.d of the Subscription Agreement, and as further described in the table below, Subscriber hereby assigns its rights to subscribe for and purchase the Assigned Securities to Assignee and Assignee hereby (i) accepts the rights to subscribe for and purchase the Assigned Securities and agrees to be bound by and subject to the terms and conditions of the Subscription Agreement, (ii) expressly makes the representations and warranties in Section 4 of the Subscription Agreement with respect to the Assigned Securities and (iii) completed Schedule A to the Subscription Agreement and attached it hereto. Notwithstanding the foregoing, this Assignment Agreement shall not relieve Subscriber of any of its obligations under the Subscription Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Subscription Agreement.

The following assignment by Subscriber to Assignee of its rights to subscribe for and purchase all or a portion of the Acquired Securities have been made:

Date of Assignment	Subscriber	Assignee	Number of Acquired Shares and/or Pre-Funded Warrants Assigned	Subscriber Revised Subscription Amount	Assignee Subscription Amount

[Signature Page Follows]

SCHEDULE B-1

IN WITNESS WHEREOF, this Subscription Assignment and Joinder Agreement has been executed by Subscriber and Assignee acknowledged by the Issuer and the OpCo by its duly authorized representative as of the date set forth above.

Acknowledgement by the Issuer:

VERB TECHNOLOGY COMPANY, INC.

By:
Name:
Title:

Acknowledgement by the OpCo:

VERB SUBSIDIARY 3, CORP.

By:
Name:
Title:

Signature of Subscriber:

By:
Name:
Title:

Signature of Assignee:

By:
Name:
Title:

Assignee’s EIN:

Address:

Attn:

SCHEDULE B-2